As filed with the Securities and Exchange Commission on February 14, 2008
Registration No. 333-149232

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Post-Effective Amendment No. 1 on
Form S-3
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
RPM INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	02-0642224 (I.R.S. Employer Identification No.)
2628 Pearl Road
P.O. Box 777
Medina, Ohio 44258
(330) 273-5090
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Edward W. Moore, Esq.
Vice President, General Counsel and Secretary
2628 Pearl Road
P.O. Box 777
Medina, Ohio 44258
(330) 273-5090
(Name, address, including zip code, and telephone number, including area code, of agent for service)
With a copy to:
Thomas F. McKee, Esq.
Calfee, Halter & Griswold LLP
1400 KeyBank Center
800 Superior Avenue
Cleveland, Ohio 44114-2688
(216) 622-8200
     Approximate date of commencement of proposed sale to public: From time to time after this registration statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earliest effective registration statement for the same offering:  ☐
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box:  ☑
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box:  ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):
Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 16.   Exhibits
     The following exhibits, as noted, are filed herewith, previously have been filed, or will be filed by amendment.

No.	Description

1.1	Underwriting Agreement (1)

4.1	Indenture, dated as of February 14, 2008, between the Company and The Bank of New York Trust Company, N.A.*

4.2	Form of Debt Securities (1)

4.3	Form of Warrant Agreement (1)

4.4	Form of Common Stock Warrant Certificate (1)

4.5	Form of Debt Securities Warrant Certificate (1)

4.6	Rights Agreement by and between the Company (as successor to RPM, Inc.) and Harris Trust and Savings Bank dated as of April 28, 1999, which is incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A as filed with the Commission on May 11, 1999.

4.61	Amendment to Rights Agreement dated as of December 18, 2000 by and among the Company (as successor to RPM, Inc.), Computershare Investor Services (formerly Harris Trust and Savings Bank) and National City Bank, which is incorporated herein by reference to Exhibit 4.4.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2001.

4.62	Second Amendment to Rights Agreement, dated as of October 15, 2002, among RPM, Inc., National City Bank (as successor rights agent to Computershare Investor Services, formerly Harris Trust and Savings Bank) and RPM International Inc., which is incorporated herein by reference to Exhibit 4.4.2 to the Company’s Registration Statement on Form S-8 (Registration No. 333-101501), as filed with the Commission on November 27, 2002.

4.7	Form of Specimen Certificate for Common Stock, which is incorporated herein by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 (File No. 333-101501), as filed with the Commission on November 27, 2002.

5.1	Form of Opinion of Calfee, Halter & Griswold LLP (filed herewith)(2)

5.2	Form of Opinion of Harter Secrest & Emery LLP (filed herewith)(2)

12	Computation of Ratio of Earnings to Fixed Charges*

23.1	Consent of Calfee, Halter & Griswold LLP (included as part of Exhibit 5.1)

23.2	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP*

23.3	Consent of Ciulla, Smith & Dale, LLP*

23.4	Consent of Crawford & Winiarski*

24	Powers of Attorney*

25	Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A., as Trustee*

(1)	To be filed by amendment or incorporated by reference in connection with the offering of the offered securities.

(2)	Executed opinions will be filed by amendment or incorporated by reference in connection with the offering of the offered securities.

*	Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on February 14, 2008.

RPM INTERNATIONAL INC.
By:	/s/ Frank C. Sullivan*
Frank C. Sullivan,
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of February, 2008.

Signature	Title

/s/ Frank C. Sullivan* Frank C. Sullivan	President, Chief Executive Officer (Principal Executive Officer) and a Director

/s/ Ernest T. Thomas* Ernest T. Thomas	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Thomas C. Sullivan* Thomas C. Sullivan	Chairman of the Board of Directors

/s/ John P. Abizaid* John P. Abizaid	Director

/s/ Bruce A. Carbonari* Bruce A. Carbonari	Director

/s/ David A. Daberko* David A. Daberko	Director

/s/ James A. Karman* James A. Karman	Director

/s/ Donald K. Miller* Donald K. Miller	Director

/s/ Frederick R. Nance* Frederick R. Nance	Director

/s/ William A. Papenbrock* William A. Papenbrock	Director

/s/ Charles A. Ratner* Charles A. Ratner	Director

Signature	Title

/s/ William B. Summers, Jr.* William B. Summers, Jr.	Director

/s/ Jerry Sue Thornton* Jerry Sue Thornton	Director

/s/ Joseph P. Viviano* Joseph P. Viviano	Director

*By: /s/ Edward W. Moore Edward W. Moore	Attorney-in-Fact

EXHIBIT INDEX

No.	Description

1.1	Underwriting Agreement (1)

4.1	Indenture, dated as of February 14, 2008, between the Company and The Bank of New York Trust Company, N.A.*

4.2	Form of Debt Securities (1)

4.3	Form of Warrant Agreement (1)

4.4	Form of Common Stock Warrant Certificate (1)

4.5	Form of Debt Securities Warrant Certificate (1)

4.6	Rights Agreement by and between the Company (as successor to RPM, Inc.) and Harris Trust and Savings Bank dated as of April 28, 1999, which is incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A as filed with the Commission on May 11, 1999.

4.61	Amendment to Rights Agreement dated as of December 18, 2000 by and among the Company (as successor to RPM, Inc.), Computershare Investor Services (formerly Harris Trust and Savings Bank) and National City Bank, which is incorporated herein by reference to Exhibit 4.4.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2001.

4.62	Second Amendment to Rights Agreement, dated as of October 15, 2002, among RPM, Inc., National City Bank (as successor rights agent to Computershare Investor Services, formerly Harris Trust and Savings Bank) and RPM International Inc., which is incorporated herein by reference to Exhibit 4.4.2 to the Company’s Registration Statement on Form S-8 (Registration No. 333-101501), as filed with the Commission on November 27, 2002.

4.7	Form of Specimen Certificate for Common Stock, which is incorporated herein by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 (File No. 333-101501), as filed with the Commission on November 27, 2002.

5.1	Form of Opinion of Calfee, Halter & Griswold LLP (filed herewith)(2)

5.2	Form of Opinion of Harter Secrest & Emery LLP (filed herewith)(2)

12	Computation of Ratio of Earnings to Fixed Charges*

23.1	Consent of Calfee, Halter & Griswold LLP (included as part of Exhibit 5.1)

23.2	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP*

23.3	Consent of Ciulla, Smith & Dale, LLP*

23.4	Consent of Crawford & Winiarski*

24	Powers of Attorney*

25	Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A., as Trustee*

(1)	To be filed by amendment or incorporated by reference in connection with the offering of the offered securities.

(2)	Executed opinions will be filed by amendment or incorporated by reference in connection with the offering of the offered securities.

*	Previously filed.

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